EX-99.906CERT
Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the
Sarbanes-Oxley Act
I, Elizabeth Gottfried, President of E*TRADE Funds (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 27, 2009	/s/ Elizabeth Gottfried Elizabeth Gottfried, President
(Principal Executive Officer)
I, Matthew Audette, Treasurer of E*TRADE Funds (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 27, 2009	/s/ Matthew Audette Matthew Audette, Treasurer
(Principal Financial Officer)